UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): April 19, 2021

WRAP TECHNOLOGIES, INC.
(Exact name of Registrant as specified in its Charter)

Delaware	000-55838	98-0551945
(State or other jurisdiction of incorporation)	(Commission File No.)	(IRS Employer Identification No.)

1817 W 4th Street, Tempe, Arizona 85281
(Address of principal executive offices)

(800) 583-2652
(Registrant’s Telephone Number)

Not Applicable
(Former name or address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

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Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

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Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

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Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

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Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR 230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR 240.12b-2) ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act ☐

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On April 19, 2021, Wrap Technologies, Inc. (the “Company”) appointed Kimberly Sentovich, TJ Kennedy, Jeffrey Kukowski, and Kevin Sherman to the Company’s Board of Directors (the “Board”), to serve until the Company’s next annual meeting of stockholders or until their successor is duly elected and qualified.

Ms. Sentovich, 53, is a seasoned merchandising, operations, IT and supply chain executive with 30 years of experience with multi-billion-dollar profit and loss responsibility. From 2017 to 2019, Ms. Sentovich served as the Senior Vice President of Operations for Torrid, an apparel retailer.  From 2015 to 2017, Ms. Sentovich was Executive Vice President of Stores and Logistics at Gymboree, responsible for all 1,300 company owned stores in North America.  Ms. Sentovich previously spent seven years (2008-2015) at Walmart rising from Regional Vice President of Operations – California to Divisional Senior Vice President of Operations – Pacific Division and fifteen years at The Home Depot (1993-2008) rising to the level of Regional Vice President of Operations. Ms. Sentovich serves on the board of directors of One Stop Systems (NASDAQ: OSS) from 2019 to present, the Children's Hospital of Orange County from 2016 to present, on which she serves on the Executive Committee, Compensation Committee, Nominating Committee, and Finance Committee. Ms. Sentovich obtained her MBA from The Paul Merage School of Business, University of California, Irvine, and her B.A. in Philosophy and Political Science with a Minor in economics from Bryn Mawr College.

Mr. Sherman, 51, currently serves as the Interim Chief Executive Officer, Chief Marketing Officer, and Chief Revenue Officer of Tractor Beverages, Inc. (“Tractor”), where he has served since 2018. Mr. Sherman also serves as a member of the board of directors of Tractor since 2015. From 2012 to 2017, Mr. Sherman served as a member of the board of directors, Chief Executive Officer, President, and Chief Marketing Officer of True Drinks, Inc. Mr. Sherman holds a Bachelor of Arts in Philosophy from Gordon College and a Masters of Arts in Educational Administration from Loyola Marymount University.

Mr. Kennedy, 49, has served as the Chief Executive Officer, president, and member of the board of directors of Qumu, Inc. (NASDAQ: QUMU) (“Qumu”) since July 2020.  Qumu provides the tools to create, manage, secure, distribute and measure the success of live and on-demand video for enterprises From January 2019 to July 2020, Mr. Kennedy served as the Chief Executive Officer and member of the board of directors of Allerio, Inc. and the board of directors of the Public Safety Network from January 2018 to present.  From 2013 to January 2018, Mr. Kennedy served as the President of FirstNet – First Responder Network Authority.  Mr. Kennedy holds a Bachelor of Science in Health Promotion and Education from the University of Utah, and a Masters of Business Administration from Johns Hopkins University.

Mr. Kukowski, 53, is currently the Chief Executive Officer and a director of Cloudbolt Software, and enterprise cloud management leader, having served in that capacity since April 2020. From May 2019 to January 2020, Mr. Kukowski was the Chief Revenue Officer of Yubico, the leading provider of hardware authentication security keys. He was the Chief Executive Officer and a director of SecureAuth from August 2015 to November 2018. SecureAuth is a leader in the identity and access management space. Prior to joining SecureAuth, Mr. Kukowski was the Chief Operating Officer of Axon (formerly Taser International: Nasdaq: AXON), from June 2010 to December 2014. Prior to Axon, Mr. Kukowski was the Chief Executive Officer and a director of Sellit Social Commerce, from March 2009 to June 1010. Mr. Kukowski has also served as the Chief Operating Officer and a director of Destinator Technologies (TSX: ICS), from April 2005 to October 2008. Mr. Kokowski graduated from the University of Chicago Booth School of Business with an Masters in Business Administration and holds a Bachelor of Arts in Economics from Northwestern University.

Mr. Kukowski and Ms. Sentovich were designated by Mr. Elwood Norris, a shareholder and officer of the Company, and the Nominating and Corporate Governance Committee of the Board, respectively, to serve on the Board pursuant to the terms of a Cooperation Agreement, dated March 4, 2021, which Cooperation Agreement is filed as Exhibit 10.1 to the Current Report on Form 8-K filed on March 9, 2021.

As compensation as independent directors, each of Ms. Sentovich and Messrs. Kennedy, Kukowski, and Sherman will receive (i) a $62,500 annual cash retainer, payable in equal quarterly installments prorated for 2021, (ii) that number of restricted stock units (“RSUs”) equal to $62,500 (prorated for the balance of 2021) divided by the fair market value of the Company’s common stock, par value $0.0001 per share (“Common Stock”), as reported on the Nasdaq Capital Market on the date of grant, which RSUs shall vest in monthly installments through the balance of 2021, and (iii) an initial grant of options to purchase 30,000 shares of Company Common Stock at an exercise price based the closing price of the Company’s Common Stock as reported on the Nasdaq Capital Market on the date of grant, which options shall expire, if not previously exercised, ten years from the date of grant, and shall vest as follows: (y) 50% on the one-year anniversary of the date of grant, and (z) the remaining 50% in four equal quarterly installments over the following year.

Except as disclosed herein, there are no related party transactions between the Company and Ms. Sentovich and Messrs. Kennedy, Kukowski, and Sherman that would require disclosure under Item 404(a) of Regulation S-K, nor are there any further arrangements or understandings in connection with their appointment as members of the Company’s Board.

A copy of the press release announcing the appointments of Ms. Sentovich and Messrs. Kennedy, Sherman, and Kukowski to the Board is attached to this Current Report on Form 8-K as Exhibit 99.1, and is incorporated by reference herein.

Contemporaneous with the appointment of Ms. Sentovich and Messrs. Kennedy, Sherman, and Kukowski to the Board, Mr. David Norris, a current member of the Board, has tendered his resignation as a member of the Board, effective at the 2021 Annual Meeting of Stockholders to be held on June 22, 2021 (“Annual Meeting”), and the Board will recommend that Mr. Thomas Smith, the Company’s Chief Executive Officer, be elected to serve as a director at the Annual Meeting.  Mr. Norris’ decision to resign effective at the Annual Meeting was not the result of any dispute or disagreements with the Company on any matter relating to the Company’s operations, policies or practices.

Item 8.01. Other Events.

See Item 5.02.

Item 9.01 Financial Statements and Exhibits

See Exhibit Index.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

WRAP TECHNOLOGIES, INC.

Date: April 23, 2021	By:	/s/ James A. Barnes
James A. Barnes
Chief Financial Officer, Treasurer and Secretary

Exhibit Index

Exhibit No.	Description
99.1	Press Release Dated April 23, 2021